EXHIBIT 99.1
UNIONAMERICA INSURANCE COMPANY LIMITED
(Registered in England No.1022903)
FINANCIAL STATEMENTS
31 December 2008

UNIONAMERICA INSURANCE COMPANY LIMITED
Independent Auditors’ Report
The Board of Directors
Unionamerica Insurance Company Limited:
We have audited the accompanying balance sheets of Unionamerica Insurance Company Limited (“the Company”) as of December 31, 2008 and 2007, and the related profit and loss accounts and reconciliations of movements in shareholders’ funds for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (“U.S.”). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unionamerica Insurance Company Limited as of December 31, 2008 and 2007, and the results of its operations for the years then ended, in conformity with generally accepted accounting principles in the United Kingdom.
Accounting principles generally accepted in the United Kingdom vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effect of such differences is presented in note 23 to the financial statements.
/s/ KPMG Audit Plc
KPMG Audit Plc
London, United Kingdom
March 18, 2009

UNIONAMERICA INSURANCE COMPANY LIMITED

Profit & Loss Account
Technical Account — General Business
For the Year Ended 31 December 2008

		2008	2007
	Notes	US$000	US$000
Earned premiums, net of reinsurance

Gross premiums written	3	141	(231)
Outward reinsurance premiums		93,331	(3,680)

Earned premiums, net of reinsurance		93,472	(3,911)

Allocated investment return transferred from the non-technical account		10,044	3,039

		103,516	(872)

Claims incurred, net of reinsurance
Claims paid — gross amount		(137,821)	(51,067)
— reinsurers’ share		478,258	75,789

		340,437	24,722

Change in the provision for claims — gross amount		133,348	18,705
— reinsurers’ share		(669,397)	(35,597)

		(536,049)	(16,892)

Claims incurred, net of reinsurance	4, 5	(195,612)	7,830

Net operating expenses	7	(10,693)	(4,687)

Balance on the technical account — general business		(102,789)	2,271

The above results relate to discontinued business.
See accompanying notes to these financial statements.

UNIONAMERICA INSURANCE COMPANY LIMITED

Profit & Loss Account
Non -Technical Account — General Business
For the Year Ended 31 December 2008

		2008	2007
	Notes	US$000	US$000
Balance on the technical account — general business		(102,789)	2,271

Investment income	8	19,958	9,579

Unrealised investment (loss)/gain		(1,823)	1,231

Investment expenses and charges	9	(559)	0

		17,576	10,810

Allocated investment return transferred to the technical account — general business		(10,044)	(3,039)

		7,532	7,771

Other charges, including value adjustments	10	(1,349)	(558)

(Loss)/profit on ordinary activities before tax	11	(96,606)	9,484

Tax on (loss)/profit on ordinary activities	13	702	882

(Loss)/profit for the year after tax		(95,904)	10,366

A separate statement of recognised gains and losses has not been prepared as there are no differences between the above result and the result after recognised gains and losses.
All business is discontinued as defined by Financial Reporting Standard 3.
See accompanying notes to these financial statements.

UNIONAMERICA INSURANCE COMPANY LIMITED

Balance Sheet
At 31 December 2008

		2008	2007
	Notes	US$000	US$000
ASSETS

Investments
Other financial investments	14	663,880	822,020
Deposits with ceding undertakings		13,079	13,968

Reinsurers’ share of technical provisions
Claims outstanding	5	169,437	811,976

Debtors
Debtors arising out of direct insurance operations		0	3,232
Debtors arising out of reinsurance operations		52,421	137,401
Other debtors	15	149	4,232

Other assets
Cash at bank and in hand	14	367,601	39,667

Prepayments and accrued income
Accrued interest and rental income		10,085	12,590

Total assets		1,276,652	1,845,086

LIABILITIES AND SHAREHOLDERS’ FUNDS
Capital and reserves
Called up share capital	18	86,968	82,047
Capital contribution		100,000	100,000
Share premium account		184,727	163,334
Profit and loss account		(62,880)	83,024

Equity Shareholders’ funds		308,815	428,405

Technical provisions
Claims outstanding	5	944,051	1,135,297

Creditors
Creditors arising out of direct insurance operations		0	1,217
Creditors arising out of reinsurance operations		22,681	82,690
Deposits received from reinsurers		324	68,433
Other creditors including taxation and social security	17	781	129,044

Total liabilities		1,276,652	1,845,086

See accompanying notes to these financial statements.

UNIONAMERICA INSURANCE COMPANY LIMITED
RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS
For the Year Ended 31 December 2008

		2008	2007
	Notes	US$000	US$000
Opening shareholders’ funds		428,405	116,108
Ordinary shares issued
Share capital	6,18	4,921	38,597
Share premium account	6,18	21,393	163,334
Capital contribution		0	100,000
Dividend paid		(50,000)	0
Profit for the financial year		(95,904)	10,366

Closing shareholders’ funds		308,815	428,405

See accompanying notes to these financial statements.

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
Year ended 31 December 2008
1.	ACCOUNTING POLICIES

Basis of preparation

The financial statements have been prepared in accordance with the provisions of Section 255 of, and the special provisions of Part 1 of schedule 9A to, the United Kingdom Companies Act 1985, relating to insurance companies.

The financial statements have also been prepared in accordance with applicable accounting standards and under the historical cost accounting rules, modified to include the revaluation of investments, and comply with the Statement of Recommended Practice issued by the Association of British Insurers in December 2005 (as amended in December 2006) (“the ABI SORP”) .

The directors consider that the going concern basis of accounting is appropriate. Furthermore, the expected cost, including internal claims handling expenses, of the run-off of the book of business is exceeded by the expected future investment return attributable to the Technical Account-General Business. Accordingly, no provision has been made for future run-off expenses.

In accordance with FRS 8, Related Party Disclosures, the Company has not disclosed related party transactions with group companies, on the basis that the Company is a subsidiary undertaking with 100% voting rights controlled within a group which produces publicly available consolidated financial statements in which the Company is included.

In accordance with FRS 1, Cashflow Statements, the Company is not required to prepare a cashflow statement because more than 90% of the voting rights of the Company are held within the group and the group’s consolidated financial statements are publicly available.

The following accounting policies have been applied consistently in dealing with items which are considered material to the Company’s financial statements except as noted below.

Basis of accounting for underwriting activities All classes of business are accounted for on an annual basis.

Premiums

Written premiums, gross of commission payable to intermediaries, comprise the estimated premiums on contracts entered into in a financial year, regardless of whether such amounts may relate in whole or in part to a later financial year, exclusive of taxes and duties levied on premiums.

Premiums written include adjustments to premiums written in prior accounting periods and estimates for “pipeline” premiums. Outward reinsurance premiums are accounted for in the same accounting period as the premiums for the related direct insurance or inwards reinsurance business.

Acquisition costs

Acquisition costs comprise all direct and indirect costs arising from the conclusion of insurance and reinsurance contracts.

Claims incurred

Claims incurred include all claims and claims settlement expense payments made in respect of the financial period, the movement in the provision for outstanding claims and claims settlement expenses, and movement in claims incurred but not reported.

Claims outstanding

Full provision is made on an individual case basis for the estimated cost of claims notified but not yet settled by the balance sheet date after taking into account handling costs and settlement trends. A provision for claims incurred but not reported is established on a statistical basis. The level of provisions has been set on the basis of the information which is currently available, including potential outstanding claims advices and case law. The methods used and estimates made are reviewed regularly. Whilst the directors consider the gross provision for claims and the related reinsurance recoveries to be fairly stated on the basis of the information currently available to them, the ultimate liability can vary materially as a result of subsequent information and events. Any difference, which may be material, between provisions and subsequent settlements will be dealt with in the accounts of later years.

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
1.	ACCOUNTING POLICIES (continued)

Part VII Transfer

The Company received a transfer of all the insurance liabilities and underlying outwards reinsurance agreements from SPRE Limited, formerly St. Paul Reinsurance Company Limited, and a portfolio of business from Travelers Insurance Company Limited, formerly St. Paul Travelers Insurance Company Limited, under Part VII of the Financial Services and Markets Act 2000. This transfer was effective on 31 December 2007. The Part VII transfer has been accounted for in accordance with the ABI SORP.

Estimation Techniques

The provision for outstanding claims comprises an estimate of the cost of settling all notified outstanding claims including claims handling costs, and an estimate of the cost of settling IBNR claims including claims handling costs.

The notified outstanding claims are based on advices from policyholders, intermediaries and assessors. IBNR claims are estimated using a variety of statistical techniques including:
•	The development of previously settled claims (chain ladder)

•	The development of previously notified claims (chain ladder)

•	Expected loss ratios

•	A combination of the above (Bornhuetter-Ferguson)
In addition reference is made to external reviews and industry data. The methods are predominantly deterministic, however, where possible, stochastic methods are used to produce a range of possible outcomes. The reinsurers’ share of the provision for outstanding claims is then estimated based on the gross provisions having due regard to collectability, and contract terms and conditions.

The estimation of the provisions for the ultimate cost of asbestos, environmental pollution and other latent health hazards is subject to a larger range of uncertainties than those in other classes of business. This is largely due in part to the long delay between the exposure to the harmful conditions and the notification of a claim to the insurer. As a consequence traditional claims estimation techniques cannot wholly be relied on, and estimates are made using the specialised knowledge of both internal and external experts and professional advisors.

The establishment of outstanding claims provisions is subject to a great degree of variability in that, notwithstanding every effort to make appropriate provision, the eventual cost of settling outstanding claims may vary significantly from the initial estimate.

Investment income, expenses and charges

Investments are shown at market value. Debt securities and other fixed-income securities and shares and other variable-yield securities and units in unit trusts are stated at market value at the close of business on the balance sheet date, or on the last trading day before that date.

Investment income is accounted for on an accrual basis. Interest is accrued up to the balance sheet date. Realised investment gains and losses comprise the difference between net sale proceeds and previous valuation unless acquired during the year.

Allocation of investment income

Unrealised gains and losses on investments represent the difference between the valuation of investments at the balance sheet date and previous valuation unless acquired during the year and are included in the Non-Technical Account. Investment income, realised gains and losses, expenses and charges are allocated from the non-technical account to the technical account based on investments held against technical provisions.

Currency translation

All revenue transactions during the year denominated in currencies other than United States dollars are recorded at the rates ruling at that time. Monetary assets and liabilities denominated in currencies other than United States dollars are translated into dollars at the exchange rates ruling at the year-end. Differences on exchange are dealt with in the profit and loss account.

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
1.	ACCOUNTING POLICIES (continued)

Taxation

The charge for taxation is based on the profit/(loss) for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes.

Deferred tax is recognised, without discounting, in respect of all timing differences between the treatment of certain items for taxation and accounting purposes which have arisen but not reversed by the balance sheet date, except as otherwise required by FRS 19.

2.	UNCERTAINTIES REGARDING ADEQUACY OF ASBESTOS AND ENVIRONMENTAL ISSUES

Management has established reserves for asbestos and environmental claims based upon known facts, current law and management’s judgement. However, the uncertainties surrounding the final resolution of these claims continue, and it is difficult to determine the ultimate exposure for the asbestos and environmental claims and related litigation. As a result, the reserves are subject to revision as new information becomes available and claims develop.

The continuing uncertainties include, without limitation, the risks and lack of predictability inherent in complex litigation, any impact from the bankruptcy protection sought by various asbestos producers and other asbestos defendants, a further increase or decrease in asbestos and environmental claims which cannot now be anticipated, the role of any umbrella or excess policies the Company has issued, the resolution or adjudication of some disputes pertaining to the amount of available coverage for asbestos and environmental claims in a manner inconsistent with the Company’s previous assessment of these claims, the number and outcome of direct actions against the Company and further developments pertaining to the environmental claims.

In addition, the Company’s asbestos-related claims and claims adjustment expense experience has been impacted by the exhaustion or unavailability due to insolvency of other insurance sources potentially available to policyholders along with the insolvency or bankruptcy of other defendants. It is also not possible to predict changes in the legal and legislative environment and their impact on the future development of asbestos and environmental claims. This development will be affected by future court decisions and interpretations, as well as changes in applicable legislation, including legislation related to asbestos reform.

It is also difficult to predict the ultimate outcome of large coverage disputes until settlement negotiations near completion and significant legal questions are resolved or, failing settlement, until the dispute is adjudicated. This is particularly the case with policyholders in bankruptcy where negotiations often involve a large number of claimants and other parties and require court approval to be effective. As part of its continuing analysis of asbestos reserves, which includes an annual ground-up review of asbestos policyholders, the Company continues to study the implications of these and other developments.

Because of the uncertainties set forth above, additional liabilities may arise for amounts in excess of the current asbestos and environmental reserves. In addition, the Company’s estimate of claims and claim adjusting expenses may change. These additional liabilities and increases in estimates, or a range of either, cannot now be reasonably estimated and could result in income statement charges that could be material to the Company’s operating results and financial condition in future period.

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
3.	SEGMENTAL INFORMATION

Analysis of gross premiums written and earned, gross claims incurred, gross operating expenses, reinsurance balance and the result:

	2008 (US$000)
				Gross
	Gross	Gross	Gross	operating		Under-
	premiums	premiums	claims	expenses	Reinsurance	writing
	written	earned	incurred	incurred	balance	loss
Direct insurance:

Fire and other damage to property	0	0	(1,925)	(192)	3,550	1,433
Third-party liability	0	0	(13,688)	(1,386)	8,090	(6,986)

	0	0	(15,613)	(1,578)	11,640	(5,553)
Reinsurance	141	141	11,140	(9,168)	(109,395)	(107,280)

	141	141	(4,473)	(10,746)	(97,755)	(112,833)

	2007 (US$000)
				Gross
	Gross	Gross	Gross	operating		Under-
	premiums	premiums	claims	expenses	Reinsurance	writing
	written	earned	incurred	incurred	balance	loss
Direct insurance:

Fire and other damage to property	6	6	5,021	(194)	(4,492)	341
Third-party liability	(208)	(208)	(8,534)	(647)	11,055	1,666

	(202)	(202)	(3,513)	(841)	6,563	2,007
Reinsurance	(29)	(29)	(28,849)	(3,827)	29,930	(2,775)

	(231)	(231)	(32,362)	(4,668)	36,493	(768)

The net assets and investment income are not managed at a class level, and therefore are not included in the segmental analysis.

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
4.	PRIOR YEARS’ CLAIMS PROVISIONS

(Under)/over provisions for claims provisions at the beginning of the period compared with payments and provisions at the end of the period in respect of prior years’ claims net of ceded reinsurance are represented by the claims incurred net of reinsurance figure in the Profit and Loss Technical Account.

5.	CLAIMS OUTSTANDING

Claims outstanding as at the balance sheet date were as follows:

	Gross	Reinsurance	Net
	US$000	US$000	US$000
2008
Claims outstanding	944,051	169,437	774,614

2007
Claims outstanding	1,135,297	811,976	323,321

The movement in net claims outstanding in the year was:

	2008	2007
	US$000	US$000
Net claims outstanding as at 1 January	323,321	0
Reallocation of bad debt provision	(15,694)	0
Translation adjustment	(69,062)	1,794

	238,565	1,794

Claims incurred, net of reinsurance	195,612	(7,830)

Claims payments, net of reinsurance	340,437	24,722

Part VII transfer — Claims outstanding	0	793,193
— Reinsurers’ share of claims outstanding	0	(488,558)

Net claims outstanding as at 31 December	774,614	323,321

6.	PART VII TRANSFER

On 31 December 2007 two portfolios of business were transferred to the Company, from SPRE Limited, and from Travelers Insurance Company Limited.

In accordance with the agreement to issue an unspecified number of shares, the balance of consideration payable at 31 December 2007 of US$26.3 million was satisfied by the issue of 4,921,126 new ordinary shares at US$5.347 per share on 24 January 2008. Following this issue of shares the Company had shareholders’ equity of US$455 million.

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
7.	NET OPERATING EXPENSES

	2008	2007
	US$000	US$000
Gross acquisition costs	3	(194)

	3	(194)
Administration expenses	10,743	4,862

Gross operating expenses	10,746	4,668
Reinsurance commissions	(53)	19

	10,693	4,687

8.	INVESTMENT INCOME

	2008	2007
	US$000	US$000
Income from investments	27,992	9,887
Realised investment (losses)/gains	(8,034)	(308)

	19,958	9,579

9.	INVESTMENT EXPENSES AND CHARGES

	2008	2007
	US$000	US$000
Investment management charges	(559)	0

	(559)	0

10.	OTHER CHARGES, INCLUDING VALUE ADJUSTMENTS

	2008	2007
	US$000	US$000
Management fees	(1,349)	(558)

	(1,349)	(558)

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
11.	PROFIT ON ORDINARY ACTIVITIES BEFORE TAX

	2008	2007
	US$000	US$000
Included in profit on ordinary activities before tax are:

Income from listed securities (listed bonds)	31,398	7,928

Auditor’s remuneration in respect of:

Audit of these financial statements	276	243
Other services pursuant to legislation	205	44
Other services	16	11
12.	EMPLOYEES

The Company had a management agreement with Travelers Management Limited, a former fellow group undertaking in 2008, which employed UK personnel and provided certain management services. The Company had an Underwriting, Administration and Management Agreement in 2008, with Travelers Special Services Limited, another former fellow group undertaking, which provides a number of management services. The charges associated with these management agreements have been fully included within these financial statements (see note 21).

13.	TAXATION

	2008	2007
	US$000	US$000
Reconciliation of the current tax (credit)/charge required under FRS 19

(Loss)/profit on ordinary activities before taxation	(96,606)	9,484

(Loss)/profit on ordinary activities before taxation multiplied by the standard rate of corporation taxation of 28.5% (See note below) (2007: 30%)	(27,532)	2,845

Group relief surrendered for nil consideration	27,532	0

Prior year corporation tax	(702)	(3,727)

Tax credit for the period	(702)	(882)

Corporation tax reduced from 30% to 28% on 1 April 2008 and as a result of this a composite rate of 28.5% is being used in this calendar year

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
14.	OTHER FINANCIAL ASSETS
(a)	The Company’s investments, which are shown at market value, are as follows:

	2008 (US $000)		2007 (US $000)
	Market		Market
	Value	Cost	Value	Cost
Shares & other variable yield securities	2,000	5,218	8,193	8,193
Debt securities and other fixed income securities	617,939	615,092	813,827	812,819
Deposits with credit institutions	43,941	43,941	0	0

	663,880	664,251	822,020	821,012
Cash at bank and in hand	367,601	367,601	39,667	39,667

	1,031,481	1,031,852	861,687	860,679

(b)	Collateral deposits

Investments amounting to US$25,459,094 (2007: US$31,187,000) have been deposited with a third party to secure certain overseas liabilities.

Investments amounting to US$207,623,654 (2007: US$226,721,000) are held in a US trust fund required by virtue of the Company’s accredited reinsurer status in a number of US jurisdictions.
15.	OTHER DEBTORS

	2008	2007
	US$000	US$000
Group relief receivable from fellow group undertakings	0	3,124
Taxation recoverable	109	147
Other debtors	40	961

	149	4,232

16.	INDEMNITIES, CONTINGENT LIABILITIES AND COMMITMENTS

In the normal course of business, letters of credit to the value of US$33,694,970 (2007: US$48,567,740) have been issued to policyholders against insurance liabilities. The letters of credit have been collateralised with bank deposits of US$1,634,200 (2007: US$1,600,039) and investments of US$41,867,000 (2007: US$40,040,000).

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
17.	OTHER CREDITORS INCLUDING TAXATION AND SOCIAL SECURITY

	2008	2007
	US$000	US$000
Amounts owed to group undertakings	0	86,206
Income taxes	0	16,505
Other — consideration payable (see note 6)	0	26,314
— accrued management expenses	781	19

	781	129,044

18.	SHARE CAPITAL

	2008	2007
	US$000	US$000
Authorised:
110,000,000 (2007: 110,000,000) ordinary shares of US$1 each	110,000	110,000

Allotted, issued and fully paid:
86,968,123 (2007: 82,046,997) ordinary shares of US$1 each	86,968	82,047

On 24 January, 4,921,126 new ordinary shares were issued at US$5.347 per share as the balance of consideration for the Part VII transfer of business from SPRE Limited, (see note 6).

19.	DIRECTORS’ EMOLUMENTS

Emoluments of directors were paid by Travelers Management Limited, a former fellow group undertaking which employs all personnel and provides full management services. For the current year, the directors’ emoluments have been apportioned across the group as a whole, based on services rendered to the Company.

	2008	2007
	US$000	US$000

Directors’ emoluments	1,227	578
Company contributions to money purchase pension scheme	104	59

	1,331	637

The emoluments of the highest paid director were US$202,134 (2007: US$115,373)

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
19.	DIRECTORS’ EMOLUMENTS (continued)

The amount of contributions to money purchase scheme that is attributable to the highest paid director is US$21,168 (2007: US$11,272)

	Number of Directors
	2008	2007
Retirement benefits are accruing to the following number of directors:
Money purchase schemes	8	6

The number of directors who exercised share options	1	1
20.	MANAGEMENT COMPANY

The Company has no employees and all services were provided to the Company by Travelers Special Services Limited, a former fellow subsidiary with which the Company had a management agreement. The charge for these services of US$10,743,000 (2007: US$4,862,000) is included in administrative expenses.

No loans were made to the directors or officers of the Company (2007: US$ Nil).

21.	RELATED PARTY TRANSACTIONS

The Company has taken advantage of the exemption, contained in Financial Reporting Standard 8, from disclosing transactions with other group companies or with related parties in which the Company has no investments.

During the current financial year the Company entered into transactions with former fellow group undertakings within The Travelers Companies Inc group. These transactions are noted below:

2008
US$000
Stop Loss Commutation
Claims paid - reinsurers’ share	419,524
Change in the provision for claims - reinsurers’ share	(475,805)

(56,281)

Recharges under management agreements
Administration expenses (see note 20)	(10,743)
Other charges (see note 10)	(1,349)

(12,092)

The Company surrendered tax losses to former fellow group undertakings within The Travelers Companies Inc. group.

22.	IMMEDIATE AND ULTIMATE PARENT COMPANY

Prior to 30 December 2008, the Company’s intermediate parent company was St. Paul Fire and Marine Insurance Company Limited which is registered in England & Wales. Prior to 30 December 2008, the Company’s ultimate parent company and controlling party was The Travelers Companies Inc.

Post 30 December 2008 the immediate parent undertaking of the smallest group of which the Company is a member is Unionamerica Holdings Ltd, a company incorporated in Great Britain.

The ultimate parent undertaking of the largest group of which the Company is a member and for which consolidated accounts have been prepared is Enstar Group Limited, a company incorporated in Bermuda. The consolidated financial statements of both parent undertakings are available to the public and may be obtained from the Company’s office at Avaya House, 2 Cathedral Hill, Guildford, Surrey, GU2 7YL.

The annual U.S. Securities and Exchange Commission filing of Enstar Group Limited may be obtained from: U.S. Securities and Exchange Commission 450 Fifth Street, NW Washington, D.C. 20549 U.S.A

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
23	SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM (“UK GAAP”) AND ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA (“US GAAP”)

The Unionamerica Insurance Company Limited financial statements have been prepared in accordance with UK GAAP as applied in note 1. UK GAAP differs to the requirements of US GAAP in certain respects. The effects of the application of US GAAP to the (loss)/profit for the year after taxation, as determined under UK GAAP, are set out in the table below:

	2008	2007
	US$000	US$000
(LOSS)/PROFIT FOR THE FINANCIAL YEAR

UK GAAP (loss)/profit for the year after taxation	(95,904)	10,366

US GAAP adjustments
(a) Unrealised investment loss/(gain)	1,823	(1,231)
(b) Taxation	0	369
(c) Other minor adjustments	14	35

Total US GAAP adjustments	1,837	(827)

Net (loss)/income under US GAAP	(94,067)	9,539

(a)	Unrealised investment loss/(gain)

Under UK GAAP unrealised losses and gains on investments represent the difference between the valuation of investments at the balance sheet date and previous valuation unless acquired during the year and are included in the Non-Technical Account. Under US GAAP movements in the valuation of investments that are available-for-sale are reported through Other Comprehensive Income and do not form part of net income.

(b)	Taxation

This adjustment reflects the differences between the calculation of current and deferred taxation as set out in the table below:

	2008	2007
	US$000	US$000
US GAAP Taxation adjustments
Current taxation	0	369
Deferred taxation	0	0

	0	369

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
23	SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM (“UK GAAP”) AND ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA (“US GAAP”) (continued)

	2008	2007
	US$000	US$000
SHAREHOLDERS’ EQUITY INTEREST

UK GAAP Shareholders’ equity interest	308,815	428,405

US GAAP adjustments
(c) Taxation	(430)	326
(d) Other minor adjustments	0	49

Total US GAAP adjustments	(430)	375

US GAAP Shareholders’ equity interest	308,835	428,780

(c)	Taxation

This adjustment reflects the differences between the calculation of current and deferred taxation as set out in the table below:

	2008	2007
	US$000	US$000
US GAAP Taxation adjustments
Current taxation	(132)	326
Deferred taxation	(298)	0

	(430)	326

UNIONAMERICA INSURANCE COMPANY LIMITED
Notes to the financial statements
23	SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM (“UK GAAP”) AND ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA (“US GAAP”) (continued)

CASH FLOW STATEMENT AS DETERMINED IN ACCORDANCE WITH US GENERALLY	2008	2007
ACCEPTED ACCOUNTING PRINCIPLES (“US GAAP”)	US$000	US$000
Cash flows from operating activities:
Net (loss)/income	(94,067)	9,539
Adjustments to reconcile net income to net cash provided by operating activities:
Amortisation of investments	3,680	(911)
Foreign currency translation on investments	47,620	(425)
Net loss on sale of investments	467	266

	(42,300)	8,469

Changes in assets and liabilities:
Accrued interest receivable	2,505	(10,639)
Debtors arising out of reinsurance operations	74,412	(58,335)
Loss and loss adjustment expenses recoverable from reinsurers	663,497	(476,012)
Other debtors	(2,185)	(2,890)
Losses and loss adjustment expenses	(191,246)	778,375
Creditors arising out of reinsurance operations	(155,649)	40,966
Other creditors	(101,963)	102,308

Net cash provided in operating activities	247,071	382,242

Cash flows from investing activities
Purchase of investments	(666,628)	(899,357)
Proceeds on sale of investments	771,177	239,624

Net cash provided / (used) by investing activities	104,549	(659,733)

Cash flows from financing activities
Dividends paid	(50,000)	0
Proceeds from issue of share capital	26,314	301,931

Net cash (used) / provided in financing activities	(23,686)	301,931

Net increase in cash and cash equivalents	327,934	24,440

Cash and cash equivalents, beginning of year	39,667	15,227

Cash and cash equivalents, end of year	367,601	39,667

Supplementary cash flow information
Net income taxes paid	(17,590)	—
Interest paid	—	—